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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported)  September 20, 2000


                          DLJ Commercial Mortgage Corp.
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             (Exact Name of Registrant as Specified in Its Charter)


Delaware                                333-82275               13-3956945
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(State or Other Jurisdiction           (Commission             (IRS Employer
of Incorporation)                      File Number)          Identification No.)



 277 Park Avenue, New York, New York                               10172
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code  (212) 892-3000
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

     It is expected that during October 2000, a single series of certificates, entitled DLJ Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates, Series 2000-CKP1 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among DLJ Commercial Mortgage Corp. (the "Registrant"), a master servicer, a special servicer and a trustee. The offering and sale of certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-82275) and sold to Donaldson, Lufkin & Jenrette Securities Corporation, Prudential Securities Incorporated, McDonald Investments, Inc., a KeyCorp Company and Salomon Smith Barney Inc. (the "Underwriters") pursuant to an underwriting agreement (the "Underwriting Agreement") to be entered into by and between the Registrant and the Underwriters.

     In connection with the expected sale of the Underwritten Certificates, DLJ has advised the Registrant that it has furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

     The Computational Materials and ABS Term Sheets attached hereto have been prepared and provided to the Registrant by the Underwriter. The information in such Computational Materials and ABS Term Sheets is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Commission. To the extent any Computational Materials and ABS Term Sheets previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the Computational Materials and ABS Term Sheets attached hereto, such previously filed Computational Materials and ABS Term Sheets are superseded by the Computational Materials and ABS Term Sheets attached hereto.

Item 7.  Financial Statements and Exhibits.
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(a)  Financial statements of businesses acquired:

     Not applicable.

(b)  Pro forma financial information:

     Not applicable.

(c)  Exhibits:

Exhibit No.    Description

99.1           Computational Materials and ABS Term Sheets dated September 19,
               2000.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  September 20, 2000


                                  DLJ COMMERCIAL MORTGAGE CORP.


                                  By:  /s/ N. Dante LaRocca
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                                       Name:   N. Dante LaRocca
                                       Title:  Senior Vice President